Exhibit 99.1

AGREEMENT REGARDING THE JOINT FILING OF SCHEDULE 13G

The undersigned hereby agree as follows:

(i)            Each of them is individually eligible to use the Schedule 13G to which this Exhibit is attached, and such Schedule 13G is filed on behalf of each of them; and

(ii)           Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Date: December 17, 2010

ARES IIR CLO LTD.

By:	ARES CLO MANAGEMENT IIR, L.P
Its Investment Manager

	By:	ARES CLO GP IIR, LLC
Its General Partner

		By:	/s/ Michael D. Weiner
		Name:	Michael D. Weiner
		Title:	Authorized Signatory

ARES IIIR/IVR CLO LTD.

By:	ARES CLO MANAGEMENT IIIR/IVR, L.P
Its Asset Manager

	By:	ARES CLO GP IIIR/IVR, LLC
Its General Partner

		By:	/s/ Michael D. Weiner
		Name:	Michael D. Weiner
		Title:	Authorized Signatory

ARES VR CLO LTD.

By:	ARES CLO MANAGEMENT VR, L.P
Its Investment Manager

	By:	ARES CLO GP VR, LLC
Its General Partner

		By:	/s/ Michael D. Weiner
		Name:	Michael D. Weiner
		Title:	Authorized Signatory

ARES VIR CLO LTD.

By:	ARES CLO MANAGEMENT VIR, L.P
Its Investment Manager

	By:	ARES CLO GP VIR, LLC
Its General Partner

		By:	/s/ Michael D. Weiner
		Name:	Michael D. Weiner
		Title:	Authorized Signatory

ARES VII CLO LTD.

By:	ARES CLO MANAGEMENT VII, L.P
Its Investment Manager

	By:	ARES CLO GP VII, LLC
Its General Partner

		By:	/s/ Michael D. Weiner
		Name:	Michael D. Weiner
		Title:	Authorized Signatory

ARES VIII CLO LTD.

By:	ARES CLO MANAGEMENT VIII, L.P
Its Investment Manager

	By:	ARES CLO GP VIII, LLC
Its General Partner

		By:	/s/ Michael D. Weiner
		Name:	Michael D. Weiner
		Title:	Authorized Signatory

ARES IX CLO LTD.

By:	ARES CLO MANAGEMENT IX, L.P

Its Investment Manager

	By:	ARES CLO GP IX, LLC
Its General Partner

		By:	/s/ Michael D. Weiner
		Name:	Michael D. Weiner
		Title:	Authorized Signatory

ARES X CLO LTD.

By:	ARES CLO MANAGEMENT X, L.P
Its Investment Manager

	By:	ARES CLO GP X, LLC
Its General Partner

		By:	/s/ Michael D. Weiner
		Name:	Michael D. Weiner
		Title:	Authorized Signatory

ARES XI CLO LTD.

By:	ARES CLO MANAGEMENT XI, L.P
Its Investment Manager

	By:	ARES CLO GP XI, LLC
Its General Partner

		By:	/s/ Michael D. Weiner
		Name:	Michael D. Weiner
		Title:	Authorized Signatory

ARES SPECIAL SITUATIONS FUND, L.P.

By:	ASSF MANAGEMENT, L.P.
Its General Partner

	By:	ASSF OPERATING MANAGER, LLC
Its General Partner

		By:	/s/ Michael D. Weiner
		Name:	Michael D. Weiner
		Title:	Authorized Signatory

ARES SPECIAL SITUATIONS FUND I-B, L.P.

By:			ASSF MANAGEMENT, L.P.
Its General Partner

	By:		ASSF OPERATING MANAGER, LLC
Its General Partner

		By:	/s/ Michael D. Weiner
		Name:	Michael D. Weiner
		Title:	Authorized Signatory

ARES SPECIAL SITUATIONS FUND III, L.P.

By:			ASSF MANAGEMENT III, L.P.
Its General Partner

	By:		ASSF OPERATING MANAGER III, LLC
Its General Partner

		By:	/s/ Michael D. Weiner
		Name:	Michael D. Weiner
		Title:	Authorized Signatory

ARES CLO MANAGEMENT IIR, L.P.

By:			ARES CLO GP IIR, LLC
Its General Partner

	By:	/s/ Michael D. Weiner
	Name:	Michael D. Weiner
	Title:	Authorized Signatory

ARES CLO GP IIR, LLC

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

ARES CLO MANAGEMENT IIIR/IVR, L.P.

By:			ARES CLO GP IIIR/IVR, LLC
Its General Partner

	By:	/s/ Michael D. Weiner
	Name:	Michael D. Weiner
	Title:	Authorized Signatory

ARES CLO GP IIIR/IVR, LLC

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

ARES CLO MANAGEMENT VR, L.P.

By:		ARES CLO GP VR, LLC
Its General Partner

	By:	/s/ Michael D. Weiner
	Name:	Michael D. Weiner
	Title:	Authorized Signatory

ARES CLO GP VR, LLC

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

ARES CLO MANAGEMENT VIR, L.P.

By:		ARES CLO GP VIR, LLC
Its General Partner

	By:	/s/ Michael D. Weiner
	Name:	Michael D. Weiner
	Title:	Authorized Signatory

ARES CLO GP VIR, LLC

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

ARES CLO MANAGEMENT VII, L.P.

By:		ARES CLO GP VII, LLC
Its General Partner

	By:	/s/ Michael D. Weiner
	Name:	Michael D. Weiner
	Title:	Authorized Signatory

ARES CLO GP VII, LLC

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

ARES CLO MANAGEMENT VIII, L.P.

By:		ARES CLO GP VIII, LLC
Its General Partner

	By:	/s/ Michael D. Weiner
	Name:	Michael D. Weiner
	Title:	Authorized Signatory

ARES CLO GP VIII, LLC

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

ARES CLO MANAGEMENT IX, L.P.

By:		ARES CLO GP IX, LLC
Its General Partner

	By:	/s/ Michael D. Weiner
	Name:	Michael D. Weiner
	Title:	Authorized Signatory

ARES CLO GP IX, LLC

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

ARES CLO MANAGEMENT X, L.P.

By:		ARES CLO GP X, LLC
Its General Partner

	By:	/s/ Michael D. Weiner
	Name:	Michael D. Weiner
	Title:	Authorized Signatory

ARES CLO GP X, LLC

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

ARES CLO MANAGEMENT XI, L.P.

By:		ARES CLO GP XI, LLC
Its General Partner

	By:	/s/ Michael D. Weiner
	Name:	Michael D. Weiner
	Title:	Authorized Signatory

ARES CLO GP XI, LLC

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

ASSF MANAGEMENT, L.P.

By:		ASSF OPERATING MANAGER, LLC
Its General Partner

	By:	/s/ Michael D. Weiner
	Name:	Michael D. Weiner
	Title:	Authorized Signatory

ASSF OPERATING MANAGER, LLC

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

ASSF MANAGEMENT III, L.P.

By:		ASSF OPERATING MANAGER III, LLC
Its General Partner

	By:	/s/ Michael D. Weiner
	Name:	Michael D. Weiner
	Title:	Authorized Signatory

ASSF OPERATING MANAGER III, LLC

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory

ARES MANAGEMENT, LLC

By:	/s/ Michael D. Weiner
Name:	Michael D. Weiner
Title:	Authorized Signatory